UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
AMERICAN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1050 17th Street, Suite 2400, Denver, CO 80265
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
To the extent applicable, the information included under Item 7.01 below is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 to this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 7.01 Regulation FD Disclosure.
As disclosed in Item 2.02 above, on May 10, 2007, the Company issued a press release, which is attached as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1           Press Release dated May 10, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2007	AMERICAN OIL & GAS, INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated May 10, 2007